UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 3, 2012

POLYPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409

(Registrant’s Telephone Number, Including Area Code)

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Polypore International, Inc. issued a press release announcing it will host an investor call on the Lithium Battery Separator Industry at 12:00 pm Eastern time on February 3, 2012.  The dial-in number for the conference call is (719) 457-2697.  Enter code 2424183.  A replay of the conference call will be available through February 17, 2012 via telephone at (719) 457-0820. Enter code 2424183.  The webcast can also be found at http://investor.polypore.net/eventdetail.cfm?eventid=109158.  A replay will be archived and available after the conference for 90 days.

A copy of the related press release is furnished as Exhibit 99.1 and a copy of the Company’s presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  A link to the webcast and a copy of the Company’s presentation will be accessible through the Company’s website at http://www.polypore.net in the Investor Relations section under Events & Presentations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Polypore International, Inc., dated February 3, 2012

99.2	Investor Deck for the investor call on February 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
(Registrant)

Date: February 3, 2012	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer